Exhibit 4.01

Exhibit 4.01

EOA

ELECTRONIC ARTS TM

THIS CERTIFICATE IS TRANSFERABLE IN SOUTH ST. PAUL, MN

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 285512 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATES

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK ($.01 PAR VALUE) OF

ELECTRONIC ARTS INC.

transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

Secretary

ELECTRONIC ARTS INC.

INCORPORATED

SEPTEMBER 19, 1991

DELAWARE

Chairman

Countersigned and Registered:

Wells Fargo Bank, N.A.

By:

Transfer Agent and Registrar

Authorized Officer

EA

ELECTRONIC ARTSTM

The statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and series of shares authorized to be issued and upon the holders thereof, may be obtained upon request and without charge from the Corporation at its principal executive offices.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF TRF MIN ACT- Custodian (until age )

Cust

under Uniform Transfers

Minor

to Minors Act

State

Additional abbreviations may also be used through not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature Guaranteed